Exhibit 99.1

CHIRON	Chiron Corporation
4560 Horton Street
Emeryville, California 94608-2916
510.655.8730 Fax 510.655.9910

News Release

For Immediate Release

Contacts:

Chiron Corporate Communications &

Investor Relations

Media:	(510) 923-6500
Investors:	(510) 923-2300

CHIRON REVISES FULL-YEAR 2004 PRO-FORMA EARNINGS FROM 70
CENTS TO 67 CENTS PER SHARE, GAAP EARNINGS FROM 32 CENTS TO 28
CENTS PER SHARE

—Chiron will restate second-quarter and third-quarter 2004 financial statements—

EMERYVILLE, Calif., Tuesday, March 8, 2005 — Chiron Corporation (NASDAQ: CHIR) today announced that it has revised its fourth-quarter and year-end December 31, 2004, financial results, previously released on January 26, 2005.  The company also announced that it will restate its second-quarter and third-quarter 2004 financial statements in connection with a revenue recognition adjustment for certain travel vaccine sales.  Specifically, the company has determined that certain sales of the travel vaccine recorded as revenues in the second quarter of 2004 should not have been recorded as revenue at that time, and that portions of those sales should have been recorded as revenues in the third and fourth quarters of 2004 and possibly in later quarters.  The revisions and restatements, which include adjustments to revenues and expenses, and reclassifications of certain balance sheet accounts, were identified during the company’s ongoing year-end financial statement review and Section 404 Sarbanes-Oxley review.

Chiron also today announced that it has identified three material weaknesses in internal controls over financial reporting as of December 31, 2004, one related to the revenue recognition for certain travel vaccine sales described above, one related to booking of entries to tax accounts, including computational errors, and one related to the reporting of legal expense accruals.  Chiron will report on its final assessment of its internal controls over financial reporting in its Annual Report on Form 10-K for the year ended December 31, 2004.  Chiron’s year-end financial statement review and Section 404 Sarbanes-Oxley review are continuing, and there can be no assurance that the company and its external auditors will not identify further material weaknesses.  In addition, there can be no assurance that the company will not identify further adjustments to its previously announced financial information.

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Year-End December 31, 2004, Financial Results

For the year ended December 31, 2004, Chiron reported revised pro-forma income from continuing operations of $127 million, or $0.67 per share, a decrease of $0.03 per share from financial results as reported on January 26, 2005.  On a GAAP basis, Chiron reported revised income from continuing operations of $54 million, or $0.28 per share, a decrease of $0.04 per share from financial results as reported on January 26, 2005.

Revised revenues for 2004 reflect a decrease of $2.5 million from financial results as reported on January 26, 2005 but remain at $1.7 billion after rounding.  Chiron has also identified an additional $5 million in expenses incurred in the year ended December 31, 2004 and not included in the results of operations previously announced on January 26, 2005.

Fourth-Quarter 2004 Financial Results

For the fourth quarter of 2004, Chiron reported a revised pro-forma loss from continuing operations of $7 million, or a loss of $0.04 per share, consistent with the loss of $0.04 per share reported on January 26, 2005.  On a GAAP basis, Chiron reported a revised loss from continuing operations of $23 million, or a loss of $0.12 per share, consistent with the loss of $0.12 per share reported on January 26, 2005.

Chiron reported revised revenues for the fourth quarter of 2004 of $434 million, an increase of $6 million from financial results as reported on January 26, 2005.  Chiron has also identified an additional $6 million in expenses incurred in the fourth quarter of 2004 and not included in the results of operations previously announced on January 26, 2005.

Second-Quarter and Third-Quarter 2004 Financial Results; Unavailability of Registration Statements

Chiron will restate the financial statements included in its Quarterly Reports on Form 10-Q for each of the second quarter of 2004 and third quarter of 2004.  Chiron’s previously issued financial statements included in those reports should no longer be relied upon.  In addition, the availability of Chiron’s registration statements relating to its 1 5/8% convertible debentures due 2033 and 2 ¾% convertible debentures due 2034 is suspended until such time as Chiron provides the holders with notice that such registration statements are again available.

Chiron management uses pro-forma financial statements to gain an understanding of the company’s operating performance on a comparative basis.  Pro-forma amounts exclude certain revenue items and special items relating to certain acquisitions, which may not be indicative of the company’s trends or potential future performance.  Please refer to the tables at the end of this document for more detail on these items and a reconciliation of

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the pro-forma information to GAAP financial statements.  All references to per-share amounts are per diluted share.

For revised financial results for the year ended December 31, 2004, and for the fourth quarter of 2004, please refer to the tables at the end of this document or visit our website at www.chiron.com.  Chiron intends to file amendments to its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2004 and September 30, 2004, to include the restated financial statements mentioned above.

About Chiron

Chiron delivers innovative and valuable products to protect human health by advancing pioneering science across the landscape of biotechnology. The company works to deliver on the limitless promise of science and make a positive difference in people’s lives. For more information, please visit www.chiron.com.

— Revised Unaudited Condensed Consolidated Balance Sheets and Statements of Operations and Pro-forma-to-GAAP Reconciliation, Revised Revenue Summary Sheets, Revised Earnings Per Share Table, and Revised Non-FLUVIRIN® Influenza Virus Vaccine–Related Reconciliation follow —

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CHIRON CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (REVISED)

(Unaudited)

(In thousands, except per share data)

	Three Months Ended December 31,
	2004			2003
	Pro Forma Adjusted (1)	Pro Forma Adjustments	Actual	Pro Forma Adjusted (2)	Pro Forma Adjustments	Actual

Revenues:
Product sales, net	$330,467	$—	$330,467	$448,611	$—	$448,611
Revenues from joint business arrangement	25,336	—	25,336	28,313	—	28,313
Collaborative agreement revenues	3,577	—	3,577	3,008	—	3,008
Royalty and license fee revenues	68,177	—	68,177	63,605	—	63,605
Other revenues	6,838	—	6,838	11,044	—	11,044

Total revenues	434,395	—	434,395	554,581	—	554,581

Operating expenses:
Cost of sales	175,212	—	175,212	214,508	—	214,508
Research and development	129,392	—	129,392	140,242	—	140,242
Selling, general and administrative	139,651	—	139,651	121,302	—	121,302
Purchased in-process research and development	—	—	—	—	77,400	(77,400)
Amortization expense	—	(21,426)	21,426	—	(21,230)	21,230
Other operating expenses	4,804	—	4,804	3,803	—	3,803

Total operating expenses	449,059	(21,426)	470,485	479,855	56,170	423,685

(Loss) income from operations	(14,664)	21,426	(36,090)	74,726	(56,170)	130,896

Loss on disposal of assets	(2,092)	—	(2,092)	(25)	—	(25)
Interest expense	(6,653)	—	(6,653)	(6,581)	—	(6,581)
Interest and other income, net	14,390	—	14,390	7,523	—	7,523
Minority interest	(385)	—	(385)	(329)	—	(329)

(Loss) income from continuing operations before income taxes	(9,404)	21,426	(30,830)	75,314	(56,170)	131,484
Provision for (benefit of) income taxes	(2,351)	5,356	(7,707)	18,828	5,307	13,521

(Loss) income from continuing operations	(7,053)	16,070	(23,123)	56,486	(61,477)	117,963

Gain from discontinued operations	—	—	—	3,837	—	3,837

Net (loss) income	$(7,053)	$16,070	$(23,123)	$60,323	$(61,477)	$121,800

Basic (loss) earnings per share:
(Loss) income from continuing operations	$(0.04)		$(0.12)	$0.30		$0.63
Net (loss) income	$(0.04)		$(0.12)	$0.32		$0.65

Diluted (loss) earnings per share:
(Loss) income from continuing operations	$(0.04)		$(0.12)	$0.29		$0.59
Net (loss) income	$(0.04)		$(0.12)	$0.31		$0.61

Shares used in calculating basic (loss) earnings per share	186,813		186,813	187,393		187,393

Shares used in calculating diluted (loss) earnings per share	186,813		186,813	200,567		205,795

(1) Pro Forma Adjusted amounts exclude (a) the amortization expense on acquired intangible assets related to the acquisitions of PathoGenesis, Chiron Behring, Pulmopharm and PowderJect Pharmaceuticals.

(2) Pro Forma Adjusted amounts exclude (a) the amortization expense on acquired intangible assets related to the acquisitions of PathoGenesis, Chiron Behring, Pulmopharm and PowderJect Pharmaceuticals and (b) purchased in-process research and development related to the PowderJect Pharmaceuticals acquisition. Note that in Q4’03, there was a purchase price allocation adjustment to the purchased in-process research and development related to the PowderJect Pharmaceuticals acquisition, upon completion of strategic assessments of the value of certain research and development projects.  The adjustment reduced purchased in-process research and development by $77.4 million.

CHIRON CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (REVISED)

(Unaudited)

(In thousands, except per share data)

	Year to Date December 31,
	2004			2003
	Pro Forma Adjusted (3)	Pro Forma Adjustments	Actual	Pro Forma Adjusted (4)	Pro Forma Adjustments	Actual

Revenues:
Product sales, net	$1,268,303	$—	$1,268,303	$1,345,833	$—	$1,345,833
Revenues from joint business arrangement	118,246	—	118,246	108,298	—	108,298
Collaborative agreement revenues	18,044	—	18,044	18,562	—	18,562
Royalty and license fee revenues	289,561	—	289,561	250,142	—	250,142
Other revenues	29,201	—	29,201	29,113	(14,413)	43,526

Total revenues	1,723,355	—	1,723,355	1,751,948	(14,413)	1,766,361

Operating expenses:
Cost of sales	669,667	—	669,667	571,897	—	571,897
Research and development	431,128	—	431,128	409,806	—	409,806
Selling, general and administrative	465,779	—	465,779	380,388	—	380,388
Purchased in-process research and development	—	(9,629)	9,629	—	(45,300)	45,300
Amortization expense	—	(84,503)	84,503	—	(56,365)	56,365
Other operating expenses	12,844	—	12,844	11,532	—	11,532

Total operating expenses	1,579,418	(94,132)	1,673,550	1,373,623	(101,665)	1,475,288

Income from operations	143,937	94,132	49,805	378,325	87,252	291,073

Loss on disposal of assets	(3,247)	—	(3,247)	(224)	—	(224)
Interest expense	(26,093)	—	(26,093)	(19,104)	—	(19,104)
Interest and other income, net	56,797	—	56,797	38,892	—	38,892
Minority interest	(1,968)	—	(1,968)	(1,753)	—	(1,753)

Income from continuing operations before income taxes	169,426	94,132	75,294	396,136	87,252	308,884
Provision for income taxes	42,357	21,126	21,231	99,034	10,488	88,546

Income from continuing operations	127,069	73,006	54,063	297,102	76,764	220,338

Gain from discontinued operations	24,854	—	24,854	6,975	—	6,975

Net income	$151,923	$73,006	$78,917	$304,077	$76,764	$227,313

Basic earnings per share:
Income from continuing operations	$0.68		$0.29	$1.59		$1.18
Net income	$0.81		$0.42	$1.63		$1.22

Diluted earnings per share:
Income from continuing operations	$0.67		$0.28	$1.54		$1.15
Net income	$0.80		$0.41	$1.58		$1.19

Shares used in calculating basic earnings per share	187,545		187,545	186,835		186,835

Shares used in calculating diluted earnings per share	190,202		190,202	199,143		193,915

(3) Pro Forma Adjusted amounts exclude (a) the amortization expense on acquired intangible assets related to the acquisitions of PathoGenesis, Chiron Behring, Pulmopharm and PowderJect Pharmaceuticals and (b) the purchased in-process research and development related to the Sagres acquisition.

(4) Pro Forma Adjusted amounts exclude: (a) the Biogen and Serono settlements in connection with the McCormick patents owned by Schering’s U.S. subsidiary, Berlex Laboratories, (b) purchased in-process research and development related to the PowderJect Pharmaceuticals acquisition and (c) the amortization expense on acquired intangible assets related to the acquisitions of PathoGenesis, Chiron Behring, Pulmopharm and PowderJect Pharmaceuticals.

Note: Due to rounding, quarterly earnings (loss) per share amounts may not sum fully to yearly earnings per share amounts.

CHIRON CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS (REVISED)

(Unaudited)

(In thousands)

	December 31, 2004	December 31, 2003

Assets
Current assets:
Cash and short-term investments	$603,621	$538,482
Accounts receivable, net	392,788	382,933
Current portion of notes receivable	—	1,479
Inventories, net	221,154	199,625
Other current assets	167,154	135,130
Total current assets	1,384,717	1,257,649
Noncurrent investments in marketable debt securities	409,421	560,292
Property, plant, equipment and leasehold improvements, net	799,415	689,750
Other noncurrent assets	1,702,644	1,687,478
Total assets	$4,296,197	$4,195,169

Liabilities and stockholders’ equity
Current liabilities	$425,138	$436,913
Long-term debt	936,652	926,709
Capital lease	156,952	157,677
Noncurrent unearned revenue	26,175	45,564
Other noncurrent liabilities	140,226	176,944
Minority interest	9,350	7,002
Stockholders’ equity	2,601,704	2,444,360
Total liabilities and stockholders’ equity	$4,296,197	$4,195,169

CHIRON CORPORATION

SUPPLEMENTAL SCHEDULE OF COMPUTATION OF EARNINGS (LOSS) PER SHARE (REVISED)

(Unaudited)

(In thousands, except per share data)

	Three Months Ended December 31,

	2004		2003
	Pro Forma Adjusted	Actual	Pro Forma Adjusted	Actual

Computation for earnings (loss) per share - continuing operations
Income (loss) (Numerator):
Income (loss) from continuing operations	$(7,053)	$(23,123)	$56,486	$117,963
Plus: Interest on 1.625% convertible debentures, net of taxes	—	—	1,574	1,574
Plus: Interest on Liquid Yield Option Notes, net of taxes	—	—	—	1,767
Income (loss) from continuing operations, plus impact from assumed conversions	$(7,053)	$(23,123)	$58,060	$121,304

Shares (Denominator):
Weighted-average common shares outstanding	186,813	186,813	187,393	187,393
Effect of dilutive securities:
Stock options and equivalents	—	—	5,868	5,868
1.625% convertible debentures	—	—	7,306	7,306
Liquid Yield Option Notes	—	—	—	5,228
Weighted-average common shares outstanding, plus impact from assumed conversions	186,813	186,813	200,567	205,795

Basic earnings (loss) per share from continuing operations	$(0.04)	$(0.12)	$0.30	$0.63
Diluted earnings (loss) per share from continuing operations	$(0.04)	$(0.12)	$0.29	$0.59

Computation for earnings (loss) per share -net income (loss)
Income (loss) (Numerator):
Net income (loss)	$(7,053)	$(23,123)	$60,323	$121,800
Plus: Interest on 1.625% convertible debentures, net of taxes	—	—	1,574	1,574
Plus: Interest on Liquid Yield Option Notes, net of taxes	—	—	—	1,767
Net income (loss), plus impact from assumed conversions	$(7,053)	$(23,123)	$61,897	$125,141

Shares (Denominator):
Weighted-average common shares outstanding	186,813	186,813	187,393	187,393
Effect of dilutive securities:
Stock options and equivalents	—	—	5,868	5,868
1.625% convertible debentures	—	—	7,306	7,306
Liquid Yield Option Notes	—	—	—	5,228
Weighted-average common shares outstanding, plus impact from assumed conversions	186,813	186,813	200,567	205,795

Basic earnings (loss) per share	$(0.04)	$(0.12)	$0.32	$0.65
Diluted earnings (loss) per share	$(0.04)	$(0.12)	$0.31	$0.61

CHIRON CORPORATION

SUPPLEMENTAL SCHEDULE OF COMPUTATION OF EARNINGS PER SHARE (REVISED)

(Unaudited)

(In thousands, except per share data)

	Year to Date December 31,

	2004		2003
	Pro Forma Adjusted	Actual	Pro Forma Adjusted	Actual

Computation for earnings per share - continuing operations
Income (Numerator):
Income from continuing operations	$127,069	$54,063	$297,102	$220,338
Plus: Interest on 1.625% convertible debentures, net of taxes	—	—	2,638	2,638
Plus: Interest on Liquid Yield Option Notes, net of taxes	—	—	7,027	—
Income from continuing operations, plus impact from assumed conversions	$127,069	$54,063	$306,767	$222,976

Shares (Denominator):
Weighted-average common shares outstanding	187,545	187,545	186,835	186,835
Effect of dilutive securities:
Stock options and equivalents	2,657	2,657	4,339	4,339
1.625% convertible debentures	—	—	2,740	2,740
Liquid Yield Option Notes	—	—	5,228	—
Put options	—	—	1	1
Weighted-average common shares outstanding, plus impact from assumed conversions	190,202	190,202	199,143	193,915

Basic earnings per share from continuing operations	$0.68	$0.29	$1.59	$1.18
Diluted earnings per share from continuing operations	$0.67	$0.28	$1.54	$1.15

Computation for earnings per share -net income
Income (Numerator):
Net income	$151,923	$78,917	$304,077	$227,313
Plus: Interest on 1.625% convertible debentures, net of taxes	—	—	2,638	2,638
Plus: Interest on Liquid Yield Option Notes, net of taxes	—	—	7,027	—
Net income	$151,923	$78,917	$313,742	$229,951

Shares (Denominator):
Weighted-average common shares outstanding	187,545	187,545	186,835	186,835
Effect of dilutive securities:
Stock options and equivalents	2,657	2,657	4,339	4,339
1.625% convertible debentures	—	—	2,740	2,740
Liquid Yield Option Notes	—	—	5,228	—
Put options	—	—	1	1
Weighted-average common shares outstanding, plus impact from assumed conversions	190,202	190,202	199,143	193,915

Basic earnings per share	$0.81	$0.42	$1.63	$1.22
Diluted earnings per share	$0.80	$0.41	$1.58	$1.19

CHIRON CORPORATION

Supplemental Revenue Summary (Pro Forma) (Revised)

USD $ (in thousands)

	Current	Prior	Change		Year Ago	Change
	Quarter	Quarter	from	Change	Quarter	from	Change
	Q4 2004	Q3 2004	Prior QTR	%	Q4 2003	Prior Year	%
Product Sales
Blood Testing
Ortho	$7,904	$7,098	$806	11.4%	$8,625	$(721)	(8.4)%
NAT	63,705	63,629	76	0.1%	58,299	5,406	9.3%
Total Blood Testing	71,609	70,727	882	1.2%	66,924	4,685	7.0%

Vaccines
Flu Vaccines	44,015	93,486	(49,471)	(52.9)%	141,142	(97,127)	(68.8)%
Meningococcus Vaccines	9,309	8,865	444	5.0%	33,672	(24,363)	(72.4)%
Travel Vaccines (TBE, Rabies, Arilvax and Dukoral)	21,159	26,434	(5,275)	(20.0)%	27,850	(6,691)	(24.0)%
Pediatric/Other Vaccines	57,656	44,491	13,165	29.6%	58,974	(1,318)	(2.2)%
Total Vaccines	132,139	173,276	(41,137)	(23.7)%	261,638	(129,499)	(49.5)%

Biopharmaceuticals:
Proleukin	30,713	31,739	(1,026)	(3.2)%	29,852	861	2.9%
TOBI	53,276	55,734	(2,458)	(4.4)%	49,307	3,969	8.0%
Betaseron*	33,639	35,171	(1,532)	(4.4)%	36,148	(2,509)	(6.9)%
Other	9,091	8,902	189	2.1%	4,742	4,349	91.7%
Total Biopharmaceuticals	126,719	131,546	(4,827)	(3.7)%	120,049	6,670	5.6%

TOTAL PRODUCT SALES	$330,467	$375,549	$(45,082)	(12.0)%	$448,611	$(118,144)	(26.3)%

Revenues From Joint Business Arrangement	$25,336	$34,017	$(8,681)	(25.5)%	$28,313	$(2,977)	(10.5)%
Collaborative Agreement Revenues	3,577	4,124	(547)	(13.3)%	3,008	569	18.9%
Royalty and License Fees	68,177	111,396	(43,219)	(38.8)%	63,605	4,572	7.2%
Other Revenues	6,838	4,450	2,388	53.7%	11,044	(4,206)	(38.1)%
TOTAL REVENUES	$434,395	$529,536	$(95,141)	(18.0)%	$554,581	$(120,186)	(21.7)%

Gross Margins
Blood Testing	40%	43%	(3)%		38%	2%
Vaccines	29%	11%	18%		49%	(20)%
Biopharmaceuticals	70%	67%	3%		66%	4%
TOTAL GROSS MARGINS	47%	36%	11%		52%	(5)%

* Excludes Betaferon Royalty	$12,798	$13,374	$(576)	(4.3)%	$16,658	$(3,860)	(23.2)%

CHIRON CORPORATION

Supplemental YTD Revenue Summary (Pro Forma) (Revised)

USD $ (in thousands)

	Twelve Months Ended December 31,		Change from	Change
	2004	2003	Prior Year	%
Product Sales
Blood Testing
Ortho	$27,844	$28,391	$(547)	(1.9)%
NAT	249,809	200,066	49,743	24.9%
Total Blood Testing	277,653	228,457	49,196	21.5%

Vaccines
Flu Vaccines	153,413	332,428	(179,015)	(53.9)%
Meningococcus Vaccines	27,739	65,548	(37,809)	(57.7)%
Travel Vaccines (TBE, Rabies, Arilvax and Dukoral)	96,864	87,831	9,033	10.3%
Pediatric/Other Vaccines	200,948	192,511	8,437	4.4%
Total Vaccines	478,964	678,318	(199,354)	(29.4)%

Biopharmaceuticals:
Proleukin	129,377	115,075	14,302	12.4%
TOBI	212,876	172,047	40,829	23.7%
Betaseron*	130,572	124,936	5,636	4.5%
Other	38,861	27,000	11,861	43.9%
Total Biopharmaceuticals	511,686	439,058	72,628	16.5%

TOTAL PRODUCT SALES	$1,268,303	$1,345,833	$(77,530)	(5.8)%

Revenues From Joint Business Arrangement	$118,246	$108,298	$9,948	9.2%
Collaborative Agreement Revenues	18,044	18,562	(518)	(2.8)%
Royalty and License Fees	289,561	250,142	39,419	15.8%
Other Revenues	29,201	29,113	88	0.3%
TOTAL REVENUES	$1,723,355	$1,751,948	$(28,593)	(1.6)%

Gross Margins
Blood Testing	42%	41%	1%
Vaccines	24%	53%	(29)%
Biopharmaceuticals	72%	72%	0%
TOTAL GROSS MARGINS	47%	58%	(11)%

* Excludes Betaferon Royalty	$51,564	$63,768	$(12,204)	(19.1)%

CHIRON CORPORATION

Non-FLUVIRIN(R) Influenza Virus Vaccine-Related Reconciliation for 2004  press release (Revised)

USD $ (in thousands, except percentages)

	Current	Year	Change
	Year	Ago	from	Change
	2004	2003	Prior Year	%

TOTAL PRODUCT SALES	$1,268,303	$1,345,833	$(77,530)	(6)%
Fluvirin vaccine sales	2,255	219,240	(216,985)	(99)%
TOTAL PRODUCT SALES, Excluding Fluvirin vaccine sales	$1,266,048	$1,126,593	$139,455	12%

TOTAL VACCINES PRODUCT SALES	$478,964	$678,318	$(199,354)	(29)%
Fluvirin vaccine sales	2,255	219,240	(216,985)	(99)%
TOTAL VACCINES PRODUCT SALES, Excluding Fluvirin vaccine sales	$476,709	$459,078	$17,631	4%

FLU VACCINES PRODUCT SALES	$153,413	$332,428	$(179,015)	(54)%
Fluvirin vaccine sales	2,255	219,240	(216,985)	(99)%
FLU VACCINES PRODUCT SALES, Excluding Fluvirin vaccine sales	$151,158	$113,188	$37,970	34%

Vaccines Gross Margin
Vaccines product sales	$478,964
Cost of sales	363,243
Gross Margin	$115,721
Gross Margin %	24%

Vaccines Gross Margin, excluding Fluvirin charge of $91,300 and remediation costs of $2,600
Vaccines product sales	$478,964
Cost of sales, excluding Fluvirin charge of $91,300 and remediation costs of $2,600	269,343
Gross Margin	$209,621
Gross Margin %	44%